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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 19, 2004

                             ARGENT SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
             dated as of May 1, 2004, providing for the issuance of Asset-Backed Pass-Through Certificates, Series 2004-W7)

                             Argent Securities Inc.
             (Exact name of registrant as specified in its charter)

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Delaware                          333-112237         77-0599834
(State or Other Jurisdiction      (Commission        (I.R.S. Employer
of Incorporation)                 File Number)       Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                       92868
(Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code:  (714) 564-0660

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Item 2. Acquisition or Disposition of Assets

      On May 4, 2004, a single series of certificates, entitled Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2004-W7 (the "Certificates"), was issued pursuant to a pooling and servicing agreement, dated as of May 1, 2004 (the "Agreement"), among Argent Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee").

      Upon the closing of the initial issuance of the Certificates, (i) Argent Securities, Inc. purchased from Ameriquest Mortgage Company certain Initial Mortgage Loans with an aggregate principal balance equal to $800,000,174.23 and transferred such mortgage loans to the Trustee, and (ii) the Trustee deposited funds in the Pre-Funding Accounts, which were established pursuant to the Agreement, in an amount equal to $200,000,269.00.

      On May 18, 2004, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $199,999,783.02 with funds on deposit in the pre-funding accounts (the "Pre-Funding Accounts") established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated May 18, 2004, between the Depositor and the Trustee (the "Instrument"). Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

      Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

Item 5. Other Events

Description of the Certificates and the Mortgage Pool

      The Certificates designated as the Series 2004-W7 Certificates represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). As of the Subsequent Transfer Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of $ 800,000,174.23 and (ii) the Pre-Funding Accounts, which contained $ 200,000,269.00.

      As more fully described above, on May 18, 2004, the Depositor purchased the Subsequent Mortgage Loans with the funds on deposit in the Pre-Funding Accounts.

      The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of May 1, 2004.

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Item 7. Financial Statements and Exhibits

      1.    Not applicable

      2.    Not applicable

      3.    Exhibits

Exhibit No.                                   Description
-----------                                   -----------
    4.2 Subsequent Transfer Instrument, dated as of May 18, 2004, between Argent Securities Inc., as seller and Deutsche Bank National Trust Company, as trustee.

   99.1 Characteristics of the Mortgage Pool as of May 1, 2004, relating to Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2004-W7.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 19 2004

                                          ARGENT SECURITIES INC.


                                          By: /s/ John P. Grazer
                                              -------------------------
                                          Name: John P. Grazer
                                          Title: CFO

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
                                Index to Exhibits
                                                                         Sequentially
Exhibit No.                         Description                          Numbered Page
-----------                         -----------                          -------------
    4.2       Subsequent Transfer Instrument                                   6

    99.1      Characteristics of the Mortgage Pool as of May 1,
              2004, relating to Argent Securities Inc., Asset-Backed          12
              Pass-Through Certificates, Series 2004-W7.